EMPOWER FUNDS, INC.
Empower Small Cap Growth Fund
Institutional Class Ticker: MXMSX
Investor Class Ticker: MXMTX
(the “Fund”)
Supplement dated February 10, 2025 to the Prospectus and Summary Prospectus for the Fund, each dated April 30, 2024, as supplemented, and Statement of Additional Information (“SAI”) for the Fund, dated December 11, 2024, as supplemented
Effective March 1, 2025 (“Effective Date”), Steven H. Wortman will no longer serve as a portfolio manager of the Fund. As of the Effective Date, all references to Mr. Wortman in the Prospectus, Summary Prospectus and SAI are hereby deleted in their entirety.
This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus for the Fund, each dated April 30, 2024, as supplemented, and SAI for the Fund, dated December 11, 2024, as supplemented.
Please keep this Supplement for future reference.